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                                                                 EXHIBIT 10.6(a)


                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

     THIS AMENDMENT is made and entered into this 16 day of July, 2001, by and between BAM! Entertainment, Inc. formerly known as Bay Area Multimedia, Inc. ("BAM!") and Tracy Ann Sebastian (the "Purchaser"). BAM! and the Purchaser are collectively referred to as the "Parties".


                                 R E C I T A L S


     A. The Parties have entered into a Stock Purchase Agreement dated October 25, 1999 (the "Agreement"), attached hereto as Exhibit A.

     B. The Parties now desire to amend the Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Capitalized Terms. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

     2. Effect of Amendment. The Agreement will remain in full force and effect except to the extent expressly modified by this Amendment.

     3. Section 1 of the Agreement is deleted and amended in its entirety as follows:

          "1. Sale of Stock. The CORPORATION hereby agrees to sell to the PURCHASER and the PURCHASER hereby agrees to purchase 50,000 shares of the CORPORATION's Common Stock (the "SHARES"), at the price of $0.10 per share (the "PURCHASE PRICE"), for an aggregate purchase price of $5,000. PURCHASER has rendered services equal to and/or provided funds by cash or check for the PURCHASE PRICE, receipt of which is hereby acknowledged."

     4.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.



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     The Parties have executed this Amendment as of the date set forth above.


                                     BAM! Entertainment, Inc.
                                     333 West Santa Clara Blvd., Suite 930
                                     San Jose, CA  95113


                                     By:   /s/ Raymond C. Musci
                                           -----------------------------
                                           Raymond C. Musci, President


                                     Purchaser:


                                     /s/ Tracy Ann Sebastian
                                     ------------------------------------
                                     Tracy Ann Sebastian
                                     458 North Oakhurst Drive #103
                                     Beverly Hills, CA  90210




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